ESCROW AGREEMENT


             AGREEMENT, dated as of March 10, 1997, among each of the several purchasers whose names appear on the signature pages hereof (each a "Purchaser" and collectively, the "Purchasers"), Mr. Daniel Borislow ("Borislow") and Marine Midland Bank, as Escrow Agent (the "Escrow Agent"). Capitalized terms used herein without definition shall have the meaning set forth in the Stock Purchase Agreement described in the recitals below.

                              W I T N E S S E T H:


             WHEREAS, Borislow is the owner beneficially and of record of 19,860,000 shares of common stock, par value $.01 per share (the "Common Stock") of Tel-Save Holdings, Inc., a Delaware corporation ("Holdings");

             WHEREAS, Borislow desires to (i) sell, in the aggregate, 3,911,000 shares of Common Stock (the "Firm Shares") to the several Purchasers in accordance with their respective Purchase Commitments and (ii) to place an additional 1,564,400 of shares of Common Stock in escrow (the "Escrow Shares") for the benefit of the several Purchasers, in proportion to their Purchase Commitments, for distribution to the several Purchasers under the terms of the Stock Purchase Agreement, dated the date hereof, among Borislow and the Purchasers (the "Stock Purchase Agreement") and this Agreement; and

             WHEREAS, the Escrow Agent has agreed to hold in escrow the Escrow Shares pursuant to the terms of this Agreement.

             NOW THEREFORE, in consideration of the material covenants and agreements herein contained, the parties hereto agree as follows:

             1. Escrow Agent. Borislow and Purchasers hereby appoint and designate the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

             2. Escrow Deposit. (a) At the Closing, Borislow shall deliver to the Escrow Agent certificates for the Escrow Shares, together with stock powers executed by Borislow in blank. For purposes of this

 Agreement, the term "Escrow Shares" includes any securities issued with respect to such Shares and constituting Registrable Securities under the Registration Rights Agreement. At any time securities that constitute Registrable Securities are received by Borislow, Borislow shall deliver such additional Escrow Shares to the Escrow Agent.

             (b) The Escrow Agent shall hold and dispose of all of the Shares in the Escrow Deposit (as defined below) in accordance with Section 3 of this Agreement, and shall act as Escrow Agent in accordance with the terms and provisions of this Agreement.

             (c) Subject to the provisions hereof, the Escrow Agent agrees to hold such amount (including any dividends or other distributions issued on such Escrow Shares during such period, which dividends and other distributions shall be distributed to the Escrow Agent for further distribution in accordance with this Agreement) in a separate and distinct account (the "Escrow Deposit"). Neither Borislow nor any of the Purchasers shall permit the Escrow Deposit to be subject to any Lien or attachment of any creditor of any party hereto and shall take all action to ensure that it be used solely for the purposes and subject to the conditions set forth in this Agreement and the Stock Purchase Agreement.

             (d) Borislow shall remain the beneficial owner of the Escrow Shares until the Determination Date and shall be entitled to all of the benefits of beneficial ownership including any cash dividends or similar distributions (other than securities constituting Registrable Securities). Borislow shall have the right to vote the Escrow Shares during the period of time in which such Shares are held by the Escrow Agent.


             3.  Release of the Escrow Deposit

             3.1. Notice of Claim. On the Determination Date, the Purchasers and Borislow shall calculate the number of Escrow Shares that each of the Purchasers is entitled to receive, if any, in accordance with Section 8 of the Stock Purchase Agreement. Such amount and the calculation used in determining such amount shall be set forth in a Notice of Claim, which Notice shall be delivered to the Escrow Agent by the Purchasers and Borislow prior to the Escrow Settlement Date.

             3.2. Dispute of Escrow Shares. (a) Subject to paragraph (b) below, on the Escrow Settlement Date, the Escrow Agent shall deliver the amount of the Escrow Shares, if any, as set forth in such Notice of Claim to each of the Purchasers.

             (b) If the Escrow  Agent  shall have  received a written  objection from any of the Purchasers or Borislow to the amount of Escrow Shares set forth in any of the Notices of Claim, the Escrow Agent shall not make such delivery of Escrow Shares until otherwise directed pursuant to either: (i) a written instruction signed by Borislow and the relevant Purchaser; or (ii) a nonappealable final order, decree or judgment by a court of competent jurisdiction determining whether and to what extent such Purchaser is entitled to the amount set forth in the Notice of Claim.

             3.3. Borislow Entitled to Escrow Shares. The Escrow Agent shall deliver to Borislow any of the Escrow Shares remaining after distribution of the Escrow Shares to the Purchasers under clauses (i) and (ii) of Section 8(a) of the Stock Purchase Agreement. If the Escrow Agent determines that the Purchasers are not entitled to receive any of the Escrow Shares pursuant to clause (iii) of
Section 8(a) of the Stock Purchase Agreement, the Escrow Agent shall deliver to Borislow the total number of Escrow Shares in the Escrow Deposit.

             4. Responsibilities of the Escrow Agent. The Escrow Agent's acceptance of its duties under this Agreement is subject to the following terms and conditions, which the parties hereto agree shall govern and control with respect to its rights, duties, liabilities and immunities:

                    (a) except as to the due execution and delivery by the Escrow Agent of this Agreement, it makes no representation and has no responsibility as to the validity of this Agreement or of any other instrument referred to herein, or as to the correctness of any statement contained herein, and it shall not be required to inquire as to the performance of any obligation under the Stock Purchase Agreement;

                    (b) the Escrow  Agent shall be  protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained, which it in good faith believes to be genuine and what it purports to be;

                    (c) the  Escrow  Agent  shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except its own negligence or misconduct;

                    (d) the Escrow Agent may consult with competent and responsible legal counsel selected by it and it shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of such counsel;

                    (e) the Escrow Agent shall have no duties or responsibilities except those expressly set forth herein, and it shall not be bound by any modification of this Agreement unless such modification is in writing and signed by the other parties hereto and, if its duties as Escrow Agent hereunder are affected, unless it shall have given written consent thereto.

             5. Amendment and Termination. This Agreement may be amended or terminated only by the written agreement of the parties hereto.

             6. Fees of Escrow Agent. Borislow agrees to pay the Escrow Agent its agreed upon compensation, as set forth in a separate agreement, for its services as Escrow Agent hereunder promptly upon request therefor, and to reimburse the Escrow Agent for all expenses incurred by it in connection with its duties hereunder (including reasonable fees, expenses and disbursements of counsel to the Escrow Agent) and Borislow shall indemnify it against and hold it harmless from any and all claims, liabilities, costs, payments and expenses, including fees of counsel (who may be selected by the Escrow Agent), for anything done or omitted by it in the performance of this Agreement, except as a result of its own negligence or misconduct.

             7. Notices. All notices and other communications hereunder shall be delivered or mailed by first-class registered or certified mail, postage prepaid, or by facsimile with telephonic confirmation at the address specified for each as follows:

                    (a)      If to Borislow or the Purchasers, at
                             their respective addresses as set forth
                             in the Stock Purchase Agreement.

                    (b)      If to the Escrow Agent:

                             Marine Midland Bank
                             140 Broadway
                             New York, New York 10005
                             Attention:  Corporate Trust Department
                             Telephone No.:  212-658-6041
                             Facsimile No.:  212-658-6425

                    (c)      If to Borislow:

                             Tel-Save Holdings, Inc.
                             6805 Route 202
                             New Hope, PA 18938
                             Facsimile No.: 215-862-1083
                             Telephone No.: 215-862-1092

             8. Governing Law. This Agreement shall be construed, performed and enforced in accordance with the laws of the State of New York, without reference to or application of rules or principles of conflicts of law.

             9. Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

             10. Headings. The headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

             11. Counterparts. This Agreement may be executed in several counterparts, each of which is an original but all of which together shall constitute one instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                   DANIEL BORISLOW





                                   MARINE MIDLAND BANK


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                   CONSECO CAPITAL MANAGEMENT


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   PUTNAM OTC EMERGING GROWTH
                                   FUND


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   MASSACHUSETTS FINANCIAL
                                   SERVICES

                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   MFS/SUN LIFE SERIES TRUST on
                                   behalf of CAPITAL APPRECIATION
                                   SERIES


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   SUN LIFE ASSURANCE COMPANY OF
                                   CANADA (U.S.) on behalf of
                                   CAPITAL APPRECIATION VARIABLE
                                   ACCOUNT, a separate account


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   MFS GROWTH OPPORTUNITES FUND


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   MFS SERIES TRUST II on behalf
                                   of MFS EMERGING GROWTH FUND


                                   By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------